EXECUTION VERSION

AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 7, 2018, is made by and among FRESH DEL MONTE PRODUCE INC., an exempted company duly incorporated under the laws of the Cayman Islands (the “Company”), certain Subsidiaries of the Company signatory hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), each of the undersigned Guarantors, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders generally (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender, each of the Lenders under the Credit Agreement (defined below) (collectively, the “Lenders”) signatory hereto. Except as expressly provided herein, capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement, as defined below after giving effect to this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrowers, Bank of America, as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders have entered into that Amended and Restated Credit Agreement dated as of April 16, 2015 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility;

WHEREAS, the Guarantors and the Administrative Agent entered into those Amended and Restated Guaranty Agreements dated as of April 16, 2015, pursuant to which the Guarantors agreed to guarantee payment of the Obligations;

WHEREAS, the Borrowers have requested that the Lenders make certain amendments to the Credit Agreement;

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as set forth below on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendment to Credit Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the parties hereto agree that the Credit Agreement is amended to restate clause (e) of Section 7.06 thereof to read as follows:

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(e)    the Company may purchase, redeem or otherwise acquire for cash Equity Interests issued by it (i) in an aggregate amount not to exceed $300,000,000 for all such purchases, redemptions and acquisitions made pursuant to the stock repurchase program approved by the Company’s board of directors on July 29, 2015, (ii) in an aggregate amount not to exceed $300,000,000 for all such purchases, redemptions and acquisitions made pursuant to the stock repurchase program as approved by the Company’s board of directors on February 21, 2018, and (iii) in an unlimited amount, to the extent that at the time any such purchase, redemption or acquisition is made the Consolidated Leverage Ratio (determined as of the date of such purchase, redemption or acquisition after giving Pro Forma Effect to any Indebtedness incurred in connection therewith and after giving Pro Forma Effect to each other Specified Transaction that has occurred since the first day of the most recently ended Measurement Period for which financial statements are available) is less than 3.25 to 1.00 (for the sake of clarity, purchases, redemptions or acquisitions made pursuant to this clause (e)(iii) shall not count against the allowances under clauses (e)(i) and (ii)).
2.Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendment to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:
(a)    the Administrative Agent shall have received executed counterparts of this Amendment, duly executed by each Borrower, each Subsidiary Guarantor, the Administrative Agent, and the Required Lenders;
(b)    all fees and expenses payable to the Administrative Agent (unless waived by the Administrative Agent and the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
3.Consent and Confirmation of the Guarantors. Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Guarantor is a party and the Guaranty (including without limitation the continuation of each such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Loan Documents and the Guaranty against such Guarantor in accordance with their respective terms and the inclusion of all principal, interest and fees in respect of the Obligations under the Credit Agreement.
4.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:
a.The representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

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b.The Persons appearing as Subsidiary Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who were otherwise required to become Subsidiary Guarantors after the Closing Date of the Credit Agreement, and each of such Persons has become and remains a party to the Subsidiary Guaranty Agreement as a Subsidiary Guarantor;
c.This Amendment has been duly authorized, executed and delivered by the Borrowers and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
d.No Default or Event of Default has occurred and is continuing.
(a)    Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

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5.Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
6.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
7.Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
8.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
9.References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
10.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, the Administrative Agent, the Guarantors, the Lenders (including the Joining Lenders) and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

FRESH DEL MONTE PRODUCE INC.
DEL MONTE FRESH PRODUCE N.A., INC.
DEL MONTE FUND B.V.
DEL MONTE INTERNATIONAL GMBH
DEL MONTE LUXEMBOURG SARL
NETWORK SHIPPING LTD.
By: /s/ Richard Contreras
Name: Richard Contreras, as Responsible Officer

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

GUARANTORS:

FRESH DEL MONTE PRODUCE INC.
DEL MONTE FRESH PRODUCE N.A., INC.
DEL MONTE FUND B.V.
DEL MONTE INTERNATIONAL GMBH
DEL MONTE LUXEMBOURG SARL
NETWORK SHIPPING LTD.
DEL MONTE FRESH PRODUCE COMPANY
DEL MONTE (PINABANA) CORP.
CORPORACION DE DESARROLLO AGRICOLA DEL MONTE S.A.
COMPANIA DE DESARROLLO BANANERO DE GUATEMALA S.A.
DEL MONTE (GERMANY) GMBH
WAFER LIMITED
FRESH DEL MONTE JAPAN COMPANY LTD.
DEL MONTE HELLAS S.A.
DEL MONTE KENYA LIMITED
DEL MONTE FRESH PRODUCE (SOUTHWEST) INC.
DEL MONTE FRESH PRODUCE (WEST COAST), INC.
DEL MONTE FRESH PRODUCE (TEXAS), INC.
DEL MONTE FRESH PRODUCE (CHILE) S.A.
DEL MONTE FOODS (U.A.E.) FZE
DEL MONTE FRESH PRODUCE BRASIL LTD.
PRODUCTOS AGRICOLAS DE ORIENTE, S.A.
NATIONAL POULTRY PLC
DEL MONTE FRESH PRODUCTION, INC.
DEL MONTE FRESH PRODUCE (CANADA) CORP.
DEL MONTE FRESH PRODUCE INTERNATIONAL INC.
DEL MONTE (UK) LTD.
DEL MONTE EUROPE LIMITED
DEL MONTE FOODS INTERNATIONAL LIMITED
MANN PACKING CO., INC.
By:/s/ Richard Contreras
Name:    Richard Contreras, as Responsible Officer

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as
Administrative Agent
By: /s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

LENDERS:
BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By: /s/ Julia H. Rocawich
Name: Julia H. Rocawich
Title: Sr. Vice President

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as Co-Syndication Agent and a Lender

By: /s/ James D. Pegues
Name: James D. Pegues
Title: Senior Vice President

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and a Lender

By: /s/ Tejas Patel
Name: Tejas Patel
Title: Vice President

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

TD BANK, N.A., as Co-Documentation Agent and a Lender

By: /s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH (f/k/a Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch), as Co-Documentation Agent and a Lender

By: /s/ Michael LaHaie
Name: Michael LaHaie
Title: Executive Director

By: /s/ David Vernon
Name: David Vernon
Title: Vice President

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

REGIONS BANK, as Co-Documentation Agent and a Lender

By: /s/ Cheryl L. Shelhart
Name: Cheryl L. Shelhart
Title: Vice President

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

AGFIRST FARM CREDIT BANK, as a Lender

By: /s/ John Burnside
Name: John Burnside
Title: Vice President

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

COBANK, ACB, as a Lender

By: /s/ Natalya Rivkin
Name: Natalya Rivkin
Title: Vice President

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

FCS COMMERCIAL FINANCE GROUP, for AGCOUNTRY FARM CREDIT SERVICES, PCA (successor by merger to United FCS, PCA, d/b/a FCS Commercial Finance Group), as a Lender

By: /s/ Lisa Caswell
Name: Lisa Caswell
Title: Vice President

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

COMPEER FINANCIAL FLCA (f/k/a 1st Farm Credit Services), as a Voting Participant

By: /s/ Dale A. Richardson
Name: Dale A. Richardson
Title: Managing Director, Capital Markets

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a Lender

By: /s/ Curtis Flammini
Name: Curtis Flammini
Title: VP of Capital Markets

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

FARM CREDIT BANK OF TEXAS, as a Voting Participant

By: /s/ Alan Robinson
Name: Alan Robinson
Title: Vice President

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

FARM CREDIT SERVICES OF AMERICA, PCA, as a Lender

By: /s/ Bruce Jean
Name: Bruce Jean
Title: Vice President

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ John A. Horst
Name: John A. Horst
Title: Executive Director

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page

SUNTRUST BANK, as a Lender

By: /s/ Mary K. Lundin
Name: Mary K. Lundin
Title: Director

Fresh Del Monte Produce Inc.
Amendment No. 2 to Amended and Restated Credit Agreement
Signature Page